Exhibit 10.1
SUPPLY AGREEMENT
     Agreement made as of the 1st day of July, 2008 (the “Agreement Date”), between Altus Pharmaceuticals Inc., a Delaware corporation with its principal office at 640 Memorial Drive, Cambridge, MA 01239, USA (“ALTUS”), and Sandoz GmbH, a company organized under the laws of Austria with its principal office at Biochemiestrasse 10, Kundl, AUSTRIA (“SANDOZ”).
     WHEREAS, ALTUS and SANDOZ have entered into a Purchase Agreement dated as of February 25, 2008 (the “Purchase Agreement”) pursuant to which ALTUS has purchased or has the right to purchase up to [*****] of human growth hormone for use in the research and development of ALTU-238 by Altus, which Purchase Agreement will expire on December 31, 2008; and
     WHEREAS ALTUS and SANDOZ desire to enter in to a long term supply relationship under which SANDOZ delivers, and ALTUS purchases, human growth hormone manufactured by SANDOZ (“HGH”) in accordance with the current applicable European and US Good Manufacturing Practice standards (“cGMP”) for use as active ingredient in the further development and commercialization of a pharmaceutical comprising (hereinafter“ALTU-238”) by Altus, its Affiliates and future ALTU-238 product licensees, for the consideration set forth below, and subject to the terms and conditions of this Agreement;
     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

     1. Forecasts and Purchase Orders.
          1.1 General. To facilitate SANDOZ’ production planning process for future orders under this Agreement, ALTUS agrees to submit [*****] rolling forecasts and purchase orders, as set forth in this Section 1.
          1.2 Forecasts. Starting with a first forecast for the years [*****], which forecast shall be provided to SANDOZ no later than [*****], ALTUS shall provide a rolling [*****] forecast for the HGH requirements of ALTUS, its Affiliates and its sublicensees for ALTU-238, for the next [*****] calendar years on or before [*****] of each year. The [*****] of each forecast shall set out the HGH requirements per calendar quarter, the [*****] year shall set out the requirements for the respective entire calendar year. For the purposes of this Agreement, “Affiliate” shall mean any corporation, company, Partnership, joint venture and/or firm that controls, is controlled by, or is under common control with a Person. For purposes of this definition, “control” means (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.
     1.3 Binding Effect of Forecasts. Any forecast which has been provided by ALTUS and which has been accepted by SANDOZ in writing shall become binding on the parties as follows:
     (a) With respect to the [*****] covered by any accepted forecast, ALTUS shall be obliged to place orders for delivery of HGH in each calendar quarter at the amounts set in the forecast for such calendar quarter, and SANDOZ shall be obliged to accept any such orders which have been placed in accordance with Section 1.4.
     (b) With respect to the [*****] covered by any accepted forecast, ALTUS shall be
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

obliged to forecast at least [*****] of the amounts of HGH for such calendar year in the subsequent forecast (in which such [*****] will become the [*****] covered by such subsequent forecast).
     (c) The remaining [*****] of the forecasted amounts for the [*****], and any forecasted amounts for the [*****] set out in any accepted forecast shall be non-binding good-faith estimates of the requirements of HGH, and shall not constitute any obligations on the parties to purchase or sell any amounts of HGH whatsoever.
          1.4 Orders. Purchase orders for HGH (“Orders”) shall be submitted for each calendar quarter at least [*****] prior to the beginning of such quarter in which the ordered amounts of HGH shall be delivered. All Orders shall be submitted in accordance with Exhibit B, and ALTUS shall not place Orders for amounts of HGH in excess of the accepted forecasted amounts that have become binding pursuant to Section 1.3 (a). No Order shall become binding unless confirmed in writing by SANDOZ, provided that (i) SANDOZ shall accept all Orders which have been placed in accordance with this Section 1.4, unless any payments due for any previous Order are overdue. SANDOZ shall not have any obligation to deliver any amounts of HGH in excess of the accepted forecasted amounts that have become binding pursuant to Section 1.3 (a), provided that SANDOZ will try to use its commercially reasonable efforts to accommodate such request if possible.
     2. Terms of Delivery of HGH
               2.1 Delivery. Upon SANDOZ’s acceptance of an Order in accordance with Section 1.3, SANDOZ shall sell, based on EXW (INCOTERM 2000) – [*****] plant to ALTUS such quantities of HGH specified in each such Order. SANDOZ agrees to deliver, subject to the terms of this Agreement, the quantities of HGH set forth in such Order within the timeframes specified therein.
               2.2 Shipment. SANDOZ shall fill and deliver each Order
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

submitted under Section 1.3. SANDOZ shall include with each HGH shipment a Certificate of Analysis, the form of which shall be defined in the quality agreement provided for in Section 4.2, signed by a duly authorized representative of SANDOZ, that certifies that such shipment conforms to the specifications set forth on Exhibit A. The HGH shall be frozen and packaged for shipment in appropriate amounts of dry ice and supplied by SANDOZ EXW (INCOTERM 2000) [*****] plant for delivery to ALTUS. Shipment shall be arranged by SANDOZ on behalf of ALTUS utilizing a commercial carrier approved by ALTUS. All packages shall contain a data logger to monitor package disposition during shipping, and such information shall be accessible by both parties. Each shipment shall be accompanied by a small scale satellite sample, the size and configuration of which shall be agreed to by the parties in the quality agreement, for use by ALTUS for release testing at ALTUS. The quality agreement shall set forth customary shipping procedures, including without limitation, [*****].
          2.3 Purchase Price. The purchase price (the “Purchase Price”) for HGH for each Order shall be determined in accordance with the following table:

Calendar Year Cumulative Order Quantity	Price Per [*****]
Up to [*****]	[*****]

Exceeding [*****] up to [*****]	[*****]

Exceeding [*****] up to [*****]	[*****]

Exceeding [*****]	[*****]
For example, if ALTUS orders [*****] in a calendar year in four Orders of equal size in that year, the price payable for each Order will be as follows. The price for Order 1 will be [*****] x [*****] or [*****]. The price for Order 2 will be ([*****] x [*****]) + ([*****] x [*****]) or [*****]. The price for Order 3 will be ([*****] x [*****]) + ([*****] x [*****]) or [*****]. The price for Order 4 will be ([*****] x [*****]) + ([*****] x [*****]) or [*****].
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

          In the event Altus Pharmaceuticals exercises its extension option for calendar years 2013 and 2014 under Section 8.1, SANDOZ shall have the right to increase the HGH purchase price for the extension period [*****], which increase shall [*****].
          The Purchase Price for each shipment of HGH delivered under each Order shall be payable and invoiced [*****] prior to [*****] and [*****] after [*****]. The first invoice shall be dated no earlier than [*****] prior to [*****], and the second invoice dated [*****]. Both invoices shall be payable in 30 days. The parties acknowledge and agree that if any HGH delivered by SANDOZ does not conform to the specifications set forth in Exhibit A or was not prepared under cGMP, and ALTUS, its designated Affiliate or its product licensee, notifies SANDOZ of such non-conformity within [*****] after receipt and provides supporting documentation (in each case, a “Non-Conforming Shipment”), (i) SANDOZ shall immediately replace at SANDOZ’ expense the Non-Conforming Shipment with conforming HGH, (ii) the cost of shipping and any other costs associated with the supply of the replacement cGMP HGH will be borne by SANDOZ and (iii) Altus shall only be obligated to pay for the replacement HGH within 30 days from the date of its receipt thereof to the extent prior payment has not been made for the Non-Conforming Shipment.
          In the event that the parties are unable to agree as to whether or not a given shipment complies with the specifications set forth in Exhibit A, the HGH in dispute will be submitted to an independent quality control laboratory agreed upon by both parties. In the event that the independent quality control laboratory finds that the shipment in question does not comply with such specifications, such shipment shall be deemed a Non-Conforming Shipment and shall be replaced in accordance with the prior paragraph. In the event that the independent quality control laboratory finds that the shipment in question complies with such specifications, such shipment shall be accepted by ALTUS and shall be paid in accordance with the prior paragraph.
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

     3. Covenants by SANDOZ. SANDOZ hereby covenants that:
          3.1 Regulatory Cooperation. Upon ALTUS’ request and within [*****] of such request, SANDOZ will provide ALTUS, its Affiliates or its ALTU-238 product licensee with a written authorization (a “Letter of Authorisation”) to reference the portions of Sandoz’ Drug Master File Type [*****]” with the U.S. Food and Drug Administration (“FDA”) with respect to HGH delivered under this Agreement for the ALTU-238 product. In the event that ALTUS, its Affiliates or its ALTU-238 product licensee conducts a clinical trial or applies for a marketing authorisation for ALTU-238 within the [*****]and [*****] and any competent authority requires a similar Letter of Authorization, or additional information related to HGH in this connection, SANDOZ will use [*****] efforts to assist ALTUS through providing such Letter of Authorization and additional relevant information to such authority, provided however that SANDOZ is not obliged to disclose any such additional information if this would be to the detriment of the reasonable business interests of SANDOZ. In the event ALTUS, its Affiliates or its ALTU-238 product licensee requires similar information or cross-reference rights in other countries approved by SANDOZ pursuant to Section 5.1, ALTUS shall notify SANDOZ of such requirement, and SANDOZ shall provide [*****] assistance to ALTUS to provide such information or cross-reference rights for such country. ALTUS shall reimburse SANDOZ for the reasonable costs incurred in providing such assistance in accordance with Section 4.3 at a rate of [*****] per [*****] ([*****] per [*****]).
          3.2 Inspections. SANDOZ agrees to allow ALTUS, or its designated Affiliate or product licensee, to inspect SANDOZ’ HGH manufacturing facility [*****] and limited to [*****] for [*****], unless circumstances reasonably require otherwise (e.g, a “for cause” audit based on unexpected release results or cGMP failures) on a case by case basis, and to cooperate with requests from the FDA and other regulatory authorities relating to the HGH sold to ALTUS hereunder. The parties shall mutually agree in good faith on the appropriate scope and timing of any audit or audits initiated by ALTUS. Only employees of ALTUS, its Affiliates or ALTU-238 product licensees
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

shall conduct where ALTUS, its Affiliates or its ALTU-238 have the staffing to conduct such audit(s); provided however, that ALTUS, its Affiliates or its ALTU-238 product licensee may utilize a specific consultant or consultant(s) where staffing circumstances so require. The use of such consultant or consultant(s) shall be subject to the prior review and approval of SANDOZ, which may be conditioned by SANDOZ on the agreement by such consultant or consultants to SANDOZ’ customary confidentiality agreement terms.
          In the event inspections or audits are required more than [*****], and exceed [*****] in duration, SANDOZ will invoice ALTUS for its additional expenses in supporting such audits or inspections at the rate of [*****]; provided that such audit or inspection is not attributable to or the result of a breach of the warranty set for in Section 4.2.
          3.3 Regulatory Notices. SANDOZ shall keep ALTUS informed of any regulatory notices or warning letters relating to the manufacture of HGH received from any national regulatory authorities in [*****] and shall keep ALTUS informed on the status of such issues. For the avoidance of doubt, SANDOZ shall have no obligation to provide ALTUS with any correspondence or other communication with the authorities.
          3.4 Available Capacity. SANDOZ agrees to allocate sufficient manufacturing capacity for HGH consistent with the forecasts furnished by ALTUS and accepted by SANDOZ. In the event a production run fails, SANDOZ shall use [*****] to promptly initiate a replacement production batch by prolonging the campaign in the event it is unable to fulfill then current forecasts from its available HGH inventory.
     4. Representations and Warranties
          4.1 Ownership of the HGH. SANDOZ represents and warrants that with respect to any HGH supplied to ALTUS hereunder, SANDOZ is the true and lawful owner of such HGH, and SANDOZ has the right to sell and transfer to ALTUS good and
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

clear title to such HGH.
          4.2 Conformance With Specifications and Regulatory Requirements. The HGH supplied hereunder shall (i) at the time of delivery conform to the specifications set forth in Exhibit A and any Certificate of Analysis which accompanies such shipment through the product expiration date for such shipment. Shelf life for HGH manufactured and shipped under this Agreement shall, at the time of delivery, not be shorter than [*****] at [*****] storage, (ii) shall have been manufactured in accordance with cGMP requirements, and in compliance with all applicable laws, rules and regulations, and (iii) at the time of delivery conform to the product characteristics and manufacturing procedures set forth in the DMF.
SANDOZ warrants that the HGH delivered hereunder has not been adulterated or misbranded within the meaning set forth in Federal Food, Drug, and Cosmetic Act (FDCA) or any state or local law or regulation substantially similar to FDCA. SANDOZ further warrants that any cGMP HGH supplied hereunder will conform to the specifications set forth in Exhibit A upon release by SANDOZ.
     Within [*****] of the [*****], the parties shall enter into a customary quality agreement setting forth the respective quality assurance activities and responsibilities of the parties associated with the manufacture, release, transportation, handling, storage and acceptance of the HGH. The quality agreement shall contain customary provisions providing for advance notices of any changes to the specifications in Exhibit A or the DMF by SANDOZ, and shall establish customary procedures that enable ALTUS, its Affiliates and ALTU-238 product licensees to update their respective ALTU-238 regulatory files to incorporate such changes in advance of the effective time of such changes or updates.
          4.3 No Implied Warranties. EXCEPT FOR THE WARRANTIES IN 4.1 AND 4.2 SANDOZ DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO THE HGH PROVIDED HEREUNDER, INCLUDING ALL
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
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IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.
     5. Covenants by ALTUS. ALTUS here by covenants that:
          5.1 ALTUS will ensure that the HGH covered by this Agreement will only be used in the development and commercialization of pharmaceutical products within [*****]. In the event that ALTUS provides a written request to SANDOZ to add additional countries to the scope of this Agreement, SANDOZ will consider such request in good faith, provided that such extension of the geographical scope shall require the prior written consent of SANDOZ. It is understood that SANDOZ will only reject such additional country requests to the extent SANDOZ reasonably determines that it would be to the detriment of the reasonable business interests of SANDOZ to add such countries.
     5.2 ALTUS shall ensure that any HGH delivered by SANDOZ shall be marketed, sold and otherwise used only in accordance with all current applicable laws, regulations, guidelines and requirements of competent authorities, including without limitation all applicable Good Clinical Practice standards.
     6. Indemnification; Limitation of Liability.
          6.1 By ALTUS. ALTUS shall indemnify and hold harmless SANDOZ, its Affiliates and their respective employees, directors and officers, from and against any and all liabilities or obligations, damages, losses, claims, encumbrances, costs or expenses (including attorneys’ fees) (any or all of the foregoing herein referred to as “Loss”) arising out of or based upon (i) the gross negligence or willful misconduct or breach of this Agreement by ALTUS or (ii) the handling, shipment, storage or use of the HGH delivered by SANDOZ under this Agreement and of any products or other materials containing or derived from such HGH, including without limitation any Loss
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

resulting from or based upon any product liability claims or any infringement of third party’s rights, related to the handling, shipment, storage or use of HGH, except to the extent any such Loss or Losses is/are caused by the gross negligence, willful misconduct or breach of SANDOZ’ representations or warranties to ALTUS hereunder, including, without limitation, those contained in Section 4.1, 4.2 and 4.3 of this Agreement by SANDOZ.
          6.2 By SANDOZ. SANDOZ shall indemnify ALTUS and hold ALTUS harmless from and against any and all Losses relating to or caused by the gross negligence, willful misconduct or breach of SANDOZ’ representations or warranties to ALTUS in 4.1, 4.2, and 4.3 hereunder, except to the extent any such Loss or Losses is caused by the gross negligence, willful misconduct or breach of ALTUS’ representations or warranties to SANDOZ hereunder.
          6.3 Procedure and Settlement. If a party intends to claim indemnification under this Supply Agreement (“Indemnified Party”), it shall promptly notify the other party (the “Indemnifying Party”) in writing of such alleged Loss or Losses. The Indemnifying Party shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to the Indemnified Party; provided, however, that any Indemnified Party shall have the right to retain its own counsel at its own expense for any reason. The Indemnified Party, its employees and agents, shall reasonably cooperate with the Indemnifying Party and its legal representatives in the investigation or defense of any Losses covered by this Section 6. The failure to deliver written notice to the Indemnifying Party within a reasonable time after the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve the Indemnifying Party of any obligation to the Indemnified Party hereunder. No compromise or settlement of any third party suits, claims, actions, or demands may be effected by the Indemnifying Party without the Indemnified Party’s written consent (which consent shall not be unreasonably withheld or delayed), unless (i) there is no finding or admission of any violation of law or any
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

violation of the rights of any person and no effect on any other claims that may be made against the Indemnified Party, (ii) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party, and (iii) the Indemnified Party’s rights under this Supply Agreement are not adversely affected. Any settlement by the Indemnified Party without the prior written consent of the Indemnifying Party shall relieve the Indemnifying Party of its indemnification obligations under this Section 6.
          6.4 Limitation of Liability and Damages. SANDOZ shall have no liability whatsoever with respect to any Losses resulting from any use of HGH delivered by SANDOZ if such HGH (i) is not used in accordance with Section 5.2 or (ii) is used outside the scope of this Agreement. In no event shall either party in any circumstances be liable to the other for any consequential or indirect loss or damage or loss of profit of whatsoever nature, including damage to goodwill, loss of market share, existing or prospective, or for any punitive damages.
     7. Confidentiality. Each party shall during the term of this Agreement and for [*****] thereafter keep strictly confidential information disclosed by the other party under this Agreement, not disclose the information to any third party (other than an Affiliate or contractor of ALTUS, an ALTU-238 product licensee of ALTUS, or to a regulatory authority with jurisdiction over ALTUS’ ALTU-238 product, provided that such recipients are duly bound to preserve the confidentiality of such information) without the prior written consent of the other party and exclusively use such information for no other purpose than its performance under this Agreement; however, the above provisions shall not apply to any information which falls into any of the following exceptions:
     (a) information already in the public domain at the time of disclosure;
     (b) information which has become part of the public domain due to reasons other than the fault of receiving party;
     (c) information already in the possession of receiving party at the time of
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

disclosure, which fact the receiving party shall prove by documentary evidence; or
     (d) information disclosed to the receiving party by a third party authorized to do so.
     If required, a receiving party may disclose Confidential Information to a governmental authority or by order of a court of competent jurisdiction, provided that the receiving party shall, if possible, promptly notify the disclosing party in writing prior to such disclosure in order to enable the disclosing party to take such action as it deems appropriate to obtain confidential treatment for such disclosure and/or minimize the extent of such disclosure.
     8. Term; Termination.
     8.1 Term; Right of First Refusal. This Agreement shall take effect as of the Agreement Date and shall remain in effect for a fixed term until December 31, 2012, unless extended until December 31, 2014 as provided for below, or such later date as shall be mutually agreed upon by the parties. On or before [*****], upon written request of ALTUS, SANDOZ agrees to extend the Agreement for two years until December 31, 2014, provided that ALTUS’ right to order HGH during the extended term is limited to a range of [*****] of HGH per calendar year and provided further that Sandoz has not discontinued HGH production. SANDOZ shall have the right to increase the HGH purchase price for the extension period , as provided for in Section 2.3 above. In addition, in the event ALTUS, its Affiliate or a product licensee of ALTU-238, seeks to enter into a contract with a third party supplier of HGH during the four (4) year period following the expiry of the initial term of this Agreement on December 31, 2012, or, in the event of extension of the term for two years until December 31, 2014, during the four (4) year period following expiry of such extended term, ALTUS or the applicable Affiliate or product licensee shall notify SANDOZ in writing of the opportunity. SANDOZ may notify ALTUS or the applicable Affiliate or product licensee in writing within [*****] following such notice of its election to make an offer to extend the agreement, or not to
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

extend the agreement. In the event SANDOZ elects not to make an extension offer or fails to respond to such notice, ALTUS or the applicable Affiliate or product licensee shall have the right to enter into a contract with a third party supplier of HGH without further obligation to SANDOZ. In the event that SANDOZ elects in such notice to make an extension offer, then SANDOZ’ response shall be accompanied by an offer describing the terms of such extension in the form of an amendment to this Agreement. ALTUS, or the applicable Affiliate or product licensee shall have [*****] to accept or reject SANDOZ’ offer or otherwise reach mutually agreeable terms with SANDOZ. In the event the parties are unable to reach agreement within [*****], ALTUS or the applicable Affiliate or product licensee shall have the right to enter into a contract with a third party supplier of HGH on terms that are no more favorable, taken as a whole, than the most favorable commercial terms offered by SANDOZ to ALTUS or the applicable Affiliate or product licensee.
     8.2 Termination for Cause. Either party may terminate this Agreement upon written notice in the event the other party shall have breached this Agreement, including without limitation, a shortage of HGH supply under Section 3.4 that delays duly forecasted shipments under duly placed Orders by more than [*****], and failed to cure such breach or shipment delay within [*****] of receipt of written notice thereof. In the event of such termination, the terminating party shall have the right to cancel any Orders or binding forecasts outstanding on the date of termination.
     8.3 Early Termination Upon Discontinuation of Development or Commercialization. In the event that the development or commercialization of ALTU-238 is discontinued by Altus, or its applicable Affiliates or ALTU-238 product licensees, ALTUS shall have the right to terminate this Agreement upon [*****] written notice as well as any outstanding Orders and forecasts as of the date of termination. In such event, SANDOZ shall [*****] to utilize or sell to other customers HGH covered by such cancelled Orders or forecasts or otherwise minimize its termination costs by curtailing production. To the extent that SANDOZ is unable to utilize or sell such HGH or
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

otherwise reduce such termination costs, then ALTUS shall make a termination payment to compensation SANDOZ for [*****] on such cancelled Orders. Such payment shall be agreed to in good faith by the parties and shall not exceed the [*****] of the [*****] on the date of termination.
     8.4 Early Termination for Convenience. Altus shall have the right to terminate this Agreement for convenience by giving written notice on or before [*****] and on or before [*****] of each subsequent calendar year and such termination shall be effective on December 31 following such notice. All outstanding Orders and forecasts for shipments of HGH on or after such termination date shall be cancelled. Such notice shall be in lieu of placing a forecast or order under Section 1.2 of the year in which such notice is given. All Orders for shipments of HGH prior to December 31 of that year shall remain in effect. In consideration thereof,
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

ALTUS shall pay SANDOZ a termination fee based on the following schedule:

Termination Notice Date
(on or before)	Termination Fee	Installments
[*****]	[*****]	[*****] payable on or before [*****]

[*****]	[*****]	[*****] payable on or before [*****]

[*****]	[*****]	[*****] payable on or before [*****]

[*****]	[*****]	Payable on or before [*****]
     In the event that ALTUS exercises the extension option under Section 8.1, then ALTUS shall also have the right to terminate this Agreement for convenience with respect to the extended term by giving written notice on or before [*****] prior to each calendar year in the extended term and such termination shall be effective on December 31 following such notice. In this case Altus shall pay the full price for all outstanding HGH orders, and all forecasts of HGH shall be cancelled. In addition, ALTUS shall pay SANDOZ a termination fee based on the following schedule:

Termination Notice Date	Termination Fee	Installments
on or before [*****]	[*****]	Payable on or before [*****]

between [*****] and [*****}	[*****]	Payable on or before [*****]
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

     8.5 Survival. Upon any termination or expiration of this Agreement under Sections 8.1, 8.2, 8.3 or 8.4 neither party shall be relieved of any obligations incurred prior to such termination (except to the extent expressly provided otherwise under Section 8.2, 8.3 or 8.4) or expiration and the obligations of the parties with respect to confidentiality, indemnification, governing law and any other provision which by its nature is intended to survive any such termination or expiration, shall survive and continue to be enforceable.
     9. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by telex, federal express or other international overnight courier service, registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:
To SANDOZ:
Sandoz GmbH
Biochemiestrasse 10
A- 6250 Kundl
AUSTRIA
Telecopier No.: 0043 5338 200 442
Attn: Head Biotech Cooperations
To ALTUS:
Altus Pharmaceuticals Inc.
640 Memorial Drive
Cambridge, MA 01239
USA
Telecopier No.: 001-617-299-2999
Attn: Vice President, Strategic Planning
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

With a copy to:
Altus Pharmaceuticals Inc.
640 Memorial Drive
Cambridge, MA 01239
USA
Telecopier No.: 001-617-299-2999
Attn: General Counsel
Unless otherwise specified herein, such notices or other communications shall be deemed received (a) on the date delivered, if delivered personally; or (b) three business days after being sent, if sent by registered or certified mail; or (c) two business days after being sent, if by internationally-recognized overnight courier service.
     10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
     11. Entire Agreement, Relationship to other Agreements, Amendments.
          11.1 Entire Agreement. This Agreement, the contemplated quality agreement, and all Exhibits hereto, represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof. Subject to Section 11.2, this Agreement shall supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties other than the Purchase Agreement. This Agreement shall not constitute any obligation of either party to enter into agreements regarding purchase and supply of additional quantities of HGH.
          11.2 Relationship to other Agreements. This Agreement shall not modify or other wise affect the Purchase Agreement, which shall remain in full force and effect. Unless ALTUS has ordered the full amount of [*****] of HGH as provided for in Section 1.1 of the Purchase Agreement, any Order of ALTUS for HGH shall be deemed to be
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

placed under, and shall be governed by the terms of, the Purchase Agreement. Once Altus has ordered such amount of HGH, and further Orders for HGH shall be deemed to be placed under, and governed by the terms of, this Agreement.
          Any Exhibits to this Agreement and the quality agreement shall be included herein by reference and shall constitute an integral part of this Agreement. In the event of any conflict between the terms and conditions of this Agreement and the contents of the quality agreement or any Order, the terms and conditions of this Agreement shall prevail.
          11.3 Amendments. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.
     12. Expenses. Except as otherwise expressly provided herein, ALTUS and SANDOZ shall each pay their own expenses in connection with this Agreement and the transactions contemplated hereby.
     13. Governing Law; Arbitration.
          13.1 Governing Law. This Agreement shall be governed by and construed for all purposes in accordance with the laws of the State of New York, USA without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.
          13.2 Dispute Resolution. The Parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within thirty (30) days after delivery of the disputing party’s notice, the executives of both Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute.
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

          13.3 Arbitration. Any dispute arising out of or relating to this Agreement or the breach, termination or validity thereof which has not been resolved by a non-binding procedure as provided in Section 13.2 above within sixty (60) days of the initiation of such procedure, shall at the written request of a party be settled by arbitration according to the Rules of Arbitration and Conciliation of the International Chamber of Commerce in Paris to be held in New York, USA in the English language.
          13.4 Judgments. Notwithstanding Section 13.1 above, the judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof.
          13.5 Location. The place of arbitration shall be New York, NY. The neutral organization designated to perform the functions specified in Rule 6 and Rules 7.7(b), 7.8 and 7.9 shall be the CPR.
          13.6 Exclusivity. The procedures specified in this Section 13 shall be the sole and exclusive procedures for the resolution of disputes between the Parties arising out of or relating to this Agreement (except for specification disputes which shall be resolved in accordance with Section 2.3); provided, however, that a party, without prejudice to the above procedures, may seek a preliminary injunction or other provisional judicial relief if in its sole judgment such action is necessary to avoid irreparable damage or to preserve the status quo. Despite such action the Parties will continue to participate in good faith in the procedures specified in this Section 13.
          13.7 Statute of Limitations. All applicable statutes of limitation and defenses based upon the passage of time shall be tolled while the procedures specified in this Section 13 are pending. The Parties will take such action, if any, required to effectuate such tolling.
          13.8 Continued Performance. Each party is required to continue to perform its obligations under this Agreement pending final resolution of any dispute
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

arising out of or relating to this Agreement, unless to do so would be impossible or impracticable under the circumstances.
     14. Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.
     15. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.
     16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.
     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.

ALTUS PHARMACEUTICALS INC.		SANDOZ GMBH

By: Name:	/s/ Georges Gemayel Georges Gemayel	By: Name:	/s/ F. Nachtmann /s/ E. Dolejsi Dr. F. Nachtmann Dr. E. Dolejsi

Title:	President and Chief Executive Officer	Title:	Head Biotech Coop. Head Legal

Date:	June 27, 2008	Date:	July 3, 3008
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

Exhibit A
HUMAN GROWTH HORMONE DRUG SUBSTANCE SPECIFICATIONS
The specifications for the HGH to be supplied by SANDOZ to ALTUS under this Agreement are as follows:
[*****]
Storage and transport conditions: [*****]
The HGH shall have been manufactured in accordance with current good manufacturing practices (“cGMP”) for pharmaceuticals as described in applicable regulations promulgated by the U.S. Food and Drug Administrative, including those set forth in 21 CFR Parts 210 and 211.
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

Exhibit B
Order Schedule and Shipping Details
1. No order will be considered placed and no HGH will be shipped without ALTUS submitting an Order for the HGH.
2. Each Order will set forth the delivery date for the ordered shipment, which delivery date shall be during the applicable calendar quarter.
3. Unless otherwise specified in an Order and accepted by SANDOZ, all HGH shipments shall be addressed to:
Altus Pharmaceuticals Inc.
Attn: Sujit Basu, Ph.D.
625 Putnam Ave.
Cambridge, MA 02139
USA
4. The Order will contain instructions as to how the shipment is to be labeled.
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

Exhibit C
Altus’ [*****] years nonbinding HGH purchase forecast

Baseline Requirement	Higher Range
[*****]
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act